UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2023

Alpha Pro Tech, Ltd.
(Exact name of registrant as specified in its charter)

Delaware, U.S.A.	01-15725	63-1009183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Centurian Drive, Suite 112
Markham, Ontario, Canada		L3R 9R2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (905) 479-0654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	APT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2023, the Board of Directors (the “Board”) of Alpha Pro Tech, Ltd. (the “Company”), in accordance with the Company’s bylaws and upon the recommendation of the Nominating/Governance Committee of the Board, elected Benjamin A. Shaw to fill the vacancy on the Board created by the passing of Russell Manock. The Board appointed Mr. Shaw, a certified public accountant, to serve as the Chair of the Audit Committee of the Board and to serve on the Nominating/Governance Committee on the Board.

The Board has affirmatively determined that Mr. Shaw qualifies as an “independent director,” as defined in the NYSE American Company Guide (the “Company Guide”) and qualifies as an “audit committee financial expert” pursuant to the rules of the U.S. Securities and Exchange Commission (the “SEC”).

As disclosed in the Current Report on Form 8-K filed by the Company on December 28, 2022, upon the passing of Mr. Manock, the Company was no longer compliant with Section 803B(2)(a)(iii) of the Company Guide, which requires that the Audit Committee have a financially sophisticated audit committee member. With the appointment of Mr. Shaw to the Audit Committee, the Company regained compliance with the applicable section of the Company Guide prior to the applicable deadline.

There are no arrangements or understandings between Mr. Shaw and any other person pursuant to which he was elected to the Board. Additionally, there are no related person transactions involving Mr. Shaw and the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC. Mr. Shaw will receive the compensation described in the section titled “Director Compensation” included in the Company’s definitive proxy statement filed with the SEC on April 29, 2022, including participation in the Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan (as amended, the “Incentive Plan”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA PRO TECH, LTD.

Date: April 11, 2023	By:	/s/ Colleen McDonald
Colleen McDonald
Chief Financial Officer